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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of earliest event reported: April 21, 2005


                                    QLT INC.
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               (Exact Name of Registrant as Specified in Charter)


  British Columbia, Canada             000-17082                   N/A
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)


             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
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             (Address of Principal Executive Offices)     (Zip Code)

                                 (604) 707-7000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         On April 21, 2005, QLT Inc. (the "Company") reported that its alliance partner, Novartis Ophthalmics, a division of Novartis Pharma AG ("Novartis"), announced global Visudyne(R) (verteporfin) sales of approximately US$123.7 million for the quarter ended March 31, 2005.

         Since 1995 the Company has had a contractual collaboration, which we often refer to as an alliance, with Novartis, for the worldwide joint development and commercialization of photodynamic therapy products for eye diseases, including Visudyne. Under the terms of our collaboration agreement, the Company is responsible for manufacturing and product supply of Visudyne and Novartis is responsible for marketing and distribution. The Company and Novartis share equally the profits realized on revenues from product sales after deductions for marketing costs and manufacturing costs (including any third-party royalties).

         The full text of the press release announcing such results is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01     FINANCIAL STATEMENTS & EXHIBITS

         c) EXHIBITS

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Number     Description
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99.1       Press Release dated April 21, 2005 (Visudyne Sales for Q1 2005)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      QLT INC.
                                      (Registrant)


                                      By:  /s/ Paul J. Hastings
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                                           Paul J. Hastings
                                           President and Chief Executive Officer

Dated: April 21, 2005